UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9631

Cohen & Steers Institutional Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2011. The net asset value (NAV) at that date was $39.48 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2011	Year Ended December 31, 2011
Cohen & Steers Institutional Realty Shares	–4.22%	6.25%
FTSE NAREIT Equity REIT Index[a]	–1.73%	8.29%
S&P 500 Index[a]	–3.69%	2.11%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

U.S. real estate securities overcame macro headwinds in 2011 to advance and significantly outperformed the broader U.S. equity market. REITs trended upward through July, aided by a steady improvement in real estate fundamentals and low and declining financing costs. However, August brought severe volatility to REITs and broader global capital markets as investors reacted to unsettling developments; the U.S. economy suddenly appeared vulnerable to recession, Standard & Poor's issued its first U.S. credit rating downgrade, Europe's sovereign debt crisis began to spread to the so-called "core" and China's growth trajectory was beginning to slow.

While REITs struggled into September, the group generated fourth-quarter returns large enough to end the year with a gain. Fears of recession eased as late-period U.S. economic data stabilized and demonstrated moderate improvement; in Europe, fiscal and monetary authorities seemed to get a temporary handle on the region's formidable debt problems. Meanwhile, REITs reported third quarter earnings that generally met or exceeded expectations. They also continued to demonstrate ready access to capital, via equity and bond offerings and the refinancing of bank lines with improved terms.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance by property type varied widely. The self storage sector (total return of +35.2%b in the index) was a standout, benefiting from accelerating cash flow growth driven by improving broader fundamentals, coupled with taking market share from smaller private operators. Apartment owners (+15.1%) also outperformed; fundamentals were aided by improving employment trends among a younger demographic that typically has a higher-than-average propensity to rent.

The gain in regional malls (+22.0%) was driven by a strong return from Simon Property Group, which owns high-quality malls and outlet centers in desirable locations. Certain lower-quality mall owners struggled; this performance reflected a wider sector trend in which companies with the better assets and stronger balance sheets outperformed their peers.

Shopping center REITs (-0.7%) were among the underperformers. Compared with mall owners, who focus on higher income demographics, shopping centers tend to be susceptible to the broader issues of limited job and wage growth. The office sector (-0.8%) was restrained by declines in companies focused on suburban properties, where demand has been lackluster. Good performers included companies with office properties concentrated on the east and west coasts. Industrial property companies (-5.2%) declined as ProLogis, which is 80% of the sector, was hindered by slowing global growth. The company's large presence in Europe was also a liability.

Fund performance

The Fund had a positive total return for the year but underperformed its benchmark. The Fund was ahead of the index through July, but lost ground in August due to an allocation that continued to favor companies with greater cyclical sensitivity. Economically sensitive stocks were hit the hardest in the market's sudden reversal. We adjusted our cyclical leaning downward to produce a more balanced portfolio reflective of slower economic growth, and with primarily downside tail risks.

From a sector standpoint, our overweight and stock selection in the hotel sector (-14.3% return in the index) detracted from performance for the year. The group was highly sensitive to economic expectations on both the up and down sides, but ended the year with a loss. Stock selection in the shopping center and apartment sectors also hindered relative returns.

Performance benefited from our stock selection and underweight in office REITs, where we did not own or were underweight companies with secondary assets. Our overweight and stock selection in the regional mall sector also helped performance; our preference was for owners of high-quality properties.

Investment Outlook

We expect GDP growth of between 1% and 2% in 2012, with modest but steady gains in employment. This should support continued gradual improvement in real estate fundamentals, given low new supply in most sectors. In this environment, we seek to identify markets with above-average employment (and income) trends. And in an election year that should present opportunities and risks, we will monitor how the results might affect employment in the financial and health care industries, and the Washington, D.C. market generally.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

In terms of sector positioning, we like high-quality retail owners with portfolios able to thrive despite disintermediation from e-commerce or the potential loss of major tenants (e.g., Sears). We favor urban office owners that we believe should benefit from the growth of the technology, media and life science employment in markets such as San Francisco, Boston and New York. We expect that apartment companies will continue to benefit from positive demographic trends—the key 20-30 year old population group is expanding twice as fast as other segments. We remain underweight suburban offices, secondary retail and health care properties.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JON CHEIGH

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $3,000,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2011

	1 Year	5 Years	10 Years	Since Inception[b]
Fund	6.25%	–0.83%	11.54%	12.60%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, were 0.77% and 0.75% as disclosed in the May 1, 2011 prospectus. The manager has contractually agreed to reimburse the Fund so that its annual operating expenses do not exceed 0.75%. This commitment will remain in place for the life of the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Inception date of February 14, 2000.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011—December 31, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period[a] July 1, 2011– December 31, 2011
Actual (–4.22% return)	$1,000.00	$957.80	$3.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.82

a  Expenses are equal to the Fund's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the manager, the annualized expense ratio would have been 0.77%.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

DECEMBER 31, 2011

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$208,396,309	11.6%
Equity Residential	114,000,290	6.4
Boston Properties	81,557,161	4.6
HCP	79,762,611	4.5
Public Storage	79,653,028	4.4
AvalonBay Communities	58,206,983	3.3
ProLogis	57,402,259	3.2
Vornado Realty Trust	52,699,904	2.9
Host Hotels & Resorts	51,039,123	2.9
SL Green Realty Corp.	41,928,355	2.3

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2011

		Number of Shares	Value
COMMON STOCK	94.3%
BANK	0.3%
Bond Street Holdings LLC, Class A, 144Aa,b,c,d		289,434	$6,222,831
REAL ESTATE	94.0%
DIVERSIFIED	3.9%
Alexander's		23,328	8,632,060
American Assets Trust		458,966	9,413,393
Vornado Realty Trust		685,661	52,699,904
			70,745,357
HEALTH CARE	9.6%
HCP		1,925,238	79,762,611
Health Care REIT		696,606	37,985,925
Senior Housing Properties Trust		822,152	18,449,091
Ventas		661,939	36,492,697
			172,690,324
HOTEL	5.3%
Hersha Hospitality Trust		2,474,233	12,074,257
Host Hotels & Resorts		3,455,594	51,039,123
Hyatt Hotels Corp., Class Ad		251,121	9,452,195
Orient-Express Hotels Ltd., Class A (Bermuda)[d]		904,939	6,759,894
Pebblebrook Hotel Trust		322,011	6,176,171
RLJ Lodging Trust		517,173	8,704,022
			94,205,662
INDUSTRIAL	4.5%
DCT Industrial Trust		4,507,779	23,079,828
ProLogis		2,007,774	57,402,259
			80,482,087

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
OFFICE	17.0%
Alexandria Real Estate Equities		440,985	$30,414,736
BioMed Realty Trust		1,543,285	27,902,593
Boston Properties		818,847	81,557,161
Brookfield Office Properties (Canada)		1,414,929	22,129,490
Douglas Emmett		841,464	15,348,303
Highwoods Properties		530,432	15,737,917
Hudson Pacific Properties		597,005	8,453,591
Kilroy Realty Corp.		533,775	20,320,814
Liberty Property Trust		912,553	28,179,637
Piedmont Office Realty Trust		752,831	12,828,240
SL Green Realty Corp.		629,177	41,928,355
			304,800,837
RESIDENTIAL	18.9%
APARTMENT	17.4%
Apartment Investment & Management Co.		1,242,465	28,464,873
AvalonBay Communities		445,689	58,206,983
BRE Properties		463,321	23,388,444
Campus Crest Communities		565,906	5,693,014
Colonial Properties Trust		1,070,730	22,335,428
Education Realty Trust		1,143,855	11,701,637
Equity Residential		1,998,953	114,000,290
Essex Property Trust		26,069	3,662,955
Post Properties		407,437	17,813,146
UDR		1,059,024	26,581,502
			311,848,272
MANUFACTURED HOME	1.5%
Equity Lifestyle Properties		391,610	26,116,471
TOTAL RESIDENTIAL			337,964,743
SELF STORAGE	6.1%
CubeSmart		850,646	9,050,873
Extra Space Storage		850,311	20,603,036
Public Storage		592,392	79,653,028
			109,306,937

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
SHOPPING CENTER	25.2%
COMMUNITY CENTER	8.2%
DDR Corp.		1,026,766	$12,495,742
Federal Realty Investment Trust		245,336	22,264,242
Kimco Realty Corp.		1,761,557	28,607,686
Regency Centers Corp.		1,104,153	41,538,236
Tanger Factory Outlet Centers		642,930	18,850,708
Weingarten Realty Investors		1,025,498	22,376,366
			146,132,980
FREE STANDING	0.6%
National Retail Properties		443,985	11,712,324
REGIONAL MALL	16.4%
CBL & Associates Properties		650,016	10,205,251
General Growth Properties		2,131,262	32,011,555
Macerich Co.		277,281	14,030,419
Simon Property Group		1,616,227	208,396,309
Taubman Centers		458,464	28,470,615
			293,114,149
TOTAL SHOPPING CENTER			450,959,453
SPECIALTY	3.5%
Digital Realty Trust		523,540	34,904,412
DuPont Fabros Technology		500,009	12,110,218
Entertainment Properties Trust		342,039	14,950,524
			61,965,154
TOTAL REAL ESTATE			1,683,120,554
TOTAL COMMON STOCK (Identified cost—$1,251,220,190)			1,689,343,385

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2011

		Number of Shares	Value
SHORT-TERM INVESTMENTS	4.2%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		37,300,859	$37,300,859
Federated Government Obligations Fund, 0.01%[e]		37,300,852	37,300,852
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$74,601,711)			74,601,711
TOTAL INVESTMENTS (Identified cost—$1,325,821,901)	98.5%		1,763,945,096
OTHER ASSETS IN EXCESS OF LIABILITIES	1.5		26,478,625
NET ASSETS (Equivalent to $39.48 per share based on 45,350,418 shares of common stock outstanding)	100.0%		$1,790,423,721

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.3% of net assets of the Fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.3% of net assets of the Fund, all of which are illiquid.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.3% of the net assets of the Fund.

d  Non-income producing security.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments in securities, at value (Identified cost—$1,325,821,901)	$1,763,945,096
Cash	65,830
Receivable for:
Investment securities sold	21,886,849
Dividends	6,104,119
Fund shares sold	4,647,336
Other assets	23,046
Total Assets	1,796,672,276
LIABILITIES:
Payable for:
Investment securities purchased	4,072,957
Fund shares redeemed	1,074,926
Manager fees	1,066,618
Other liabilities	34,054
Total Liabilities	6,248,555
NET ASSETS applicable to 45,350,418 shares of $0.001 par value of common stock outstanding	$1,790,423,721
NET ASSET VALUE PER SHARE:
($1,790,423,721 ÷ 45,350,418 shares outstanding)	$39.48
NET ASSETS consist of:
Paid-in capital	$1,398,466,623
Accumulated undistributed net investment income	3,587,055
Accumulated net realized loss	(49,753,152)
Net unrealized appreciation	438,123,195
$1,790,423,721

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividend income (net of $43,678 of foreign withholding tax)	$30,885,202
Expenses:
Management fees	11,839,303
Directors' fees and expenses	135,483
Registration and filing fees	124,933
Line of credit fees	47,889
Dues and subscriptions	19,921
Total Expenses	12,167,529
Reduction of Expenses (See Note 2)	(328,226)
Net Expenses	11,839,303
Net Investment Income	19,045,899
Net Realized and Unrealized Gain:
Net realized gain on investments	40,183,591
Net change in unrealized appreciation	32,699,117
Net realized and unrealized gain	72,882,708
Net Increase in Net Assets Resulting from Operations	$91,928,607

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Change in Net Assets:
From Operations:
Net investment income	$19,045,899	$15,946,053
Net realized gain	40,183,591	103,240,375
Net change in unrealized appreciation	32,699,117	170,810,884
Net increase in net assets resulting from operations	91,928,607	289,997,312
Dividends and Distributions to Shareholders from:
Net investment income	(18,731,580)	(30,624,362)
Net realized gain	(16,483,490)	—
Total dividends and distributions to shareholders	(35,215,070)	(30,624,362)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	326,175,424	173,338,798
Total increase in net assets	382,888,961	432,711,748
Net Assets:
Beginning of year	1,407,534,760	974,823,012
End of year[a]	$1,790,423,721	$1,407,534,760

a  Includes accumulated undistributed net investment income of $3,587,055 and $1,798,598, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2011	2010	2009	2008	2007
Net asset value, beginning of year	$37.99	$30.53	$24.05	$38.30	$56.49
Income from investment operations:
Net investment income	0.48 [a]	0.86	0.66	0.83	0.94 [b]
Net realized and unrealized gain (loss)	1.86	7.47	6.81	(13.69)	(11.36)
Total income (loss) from investment operations	2.34	8.33	7.47	(12.86)	(10.42)
Less dividends and distributions to shareholders from:
Net investment income	(0.45)	(0.87)	(0.66)	(0.88)	(0.84)
Net realized gain	(0.40)	—	—	—	(6.93)
Tax return of capital	—	—	(0.33)	(0.51)	—
Total dividends and distributions to shareholders	(0.85)	(0.87)	(0.99)	(1.39)	(7.77)
Net increase (decrease) in net asset value	1.49	7.46	6.48	(14.25)	(18.19)
Net asset value, end of year	$39.48	$37.99	$30.53	$24.05	$38.30
Total investment return	6.25%	27.63%	32.73%	–34.42%	–18.72%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,790.4	$1,407.5	$974.8	$604.9	$961.3
Ratio of expenses to average daily net assets (before expense reduction)	0.77%	0.77%	0.77%	0.77%	0.76%
Ratio of expenses to average daily net assets (net of expense reduction)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average daily net assets (before expense reduction)	1.19%	1.33%	2.76%	2.29%	1.54%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.21%	1.35%	2.79%	2.30%	1.55%
Portfolio turnover rate	92%	104%	119%	106%	63%

a  17.0% of gross income was attributable to dividends paid by Simon Property Group.

b  12.7% of net investment income was attributable to a special dividend paid by Boston Properties.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Institutional Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the manager) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Bank	$6,222,831	$—	$—	$6,222,831
Common Stock—Real Estate	1,683,120,554	1,683,120,554	—	—
Money Market Funds	74,601,711	—	74,601,711	—
Total Investments	$1,763,945,096	$1,683,120,554	$74,601,711	$6,222,831

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2010	$10,352,114
Change in unrealized appreciation	144,717
Realized loss	(122,550)
Sales	(4,151,450)
Balance as of December 31, 2011	$6,222,831

The change in unrealized appreciation attributable to securities owned on December 31, 2011 which were valued using significant unobservable inputs (Level 3) amounted to $144,717.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 common stock has been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2011, a portion of the dividends have been reclassified to distributions from net realized capital gains.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Management Fees and Other Transactions with Affiliates

Management Fees: The manager serves as the Fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

The manager is also responsible, under the management agreement, for the performance of certain administrative functions for the Fund. Additionally, the manager pays certain expenses of the Fund, including administration and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The manager has contractually agreed to reimburse the Fund so that its total annual operating expenses do not exceed 0.75% of the average daily net assets. This commitment will remain in place for the life of the Fund.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the manager. The Fund does not pay compensation to any directors and officers affiliated with the manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2011, totaled $1,716,033,238 and $1,427,868,320, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2011	2010
Ordinary income	$18,731,580	$30,624,362
Long-term capital gain	16,483,490	—
Total dividends and distributions	$35,215,070	$30,624,362

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2011, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$1,383,779,217
Gross unrealized appreciation	$383,671,937
Gross unrealized depreciation	(3,506,058)
Net unrealized appreciation	$380,165,879
Undistributed long-term capital gains	$8,463,532

During the year ended December 31, 2011, the Fund utilized net capital loss carryforwards of $25,721,208.

As of December 31, 2011, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to prior year REIT distribution adjustments and Fund redemptions used as distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $611,886, accumulated net realized loss was charged $862,252 and accumulated undistributed net investment income was credited $1,474,138. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Sold	19,297,320	$756,461,299	13,809,573	$469,612,704
Issued as reinvestment of dividends and distributions	733,866	27,950,291	709,046	24,175,791
Redeemed	(11,728,067)	(458,236,166)	(9,398,084)	(320,449,697)
Net increase	8,303,119	$326,175,424	5,120,535	$173,338,798

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

agent and operations agent, and the lenders identified in the credit agreement, which expires January 27, 2012. The Fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the credit agreement. (For the period January 1, 2011 through January 28, 2011, the commitment fee was 0.15%). Effective January 27, 2012, the credit agreement was renewed under similar terms and expires January 25, 2013. The commitment fee was reduced to 0.10%.

During the year ended December 31, 2011, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-04, "Fair Value Measurements and Disclosures (Topic 820)—Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs" ("ASU 2011-04"). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011.

Note 9. Subsequent Events

Events and transactions occurring after December 31, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Institutional Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Institutional Realty Shares, Inc. (the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2012

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

TAX INFORMATION—2011 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $150,258. Also, the Fund designates a long-term capital gain distribution of $17,309,520 at the 15% rate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Martin Cohen Age: 63	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	19	1991 to present

Disinterested Directors

Michael G. Clark Age: 46	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	19	June 2011 to present

  (table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 69	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Teluride Mountain Film Festival since 2010; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	19	2001 to present

George Grossman Age: 58	Director	Until next election of directors	Attorney-at-law	19	1993 to present

Richard E. Kroon Age: 69	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	19	2004 to present

  (table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 68	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	19	2001 to present

Frank K. Ross Age: 68	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	19	2004 to present

  (table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Willard H. Smith Jr.[6] Age: 75	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	19	1996 to present

C. Edward Ward Jr. Age: 65	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	19	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

6  Effective December 31, 2011, Willard H. Smith, Jr. retired from the Board of Directors in accordance with the mandatory retirement policy.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 47	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 48	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Jon Cheigh Age: 39	Vice President	Senior Vice President of CSCM since 2005. Prior to that, vice president and research analyst for Security Capital.	Since 2007

Francis C. Poli Age: 49	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 45	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 43	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

INSTITUTIONAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

Annual Report December 31, 2011

Cohen & Steers Institutional Realty Shares

CSIRXAR

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at cohenandsteers.com/downloads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$43,600	$43,600
Audit-Related Fees	$0	$0
Tax Fees	$6,000	6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                    The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                 No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2011	2010
Registrant	$6,000	$6,000
Investment Advisor	$20,000	$20,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 2, 2012